AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 8, 1999

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 4)


     Filed by the registrant |X|
     Filed by a party other than the registrant |_|
     Check the appropriate box:
|_|  Preliminary proxy statement
                                        |_| Confidential, For Use of the Com-
                                          mission Only (as permitted by
                                          Rule 14a-6(e)(2))
|_|  Definitive proxy statement
|X|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          MUNIYIELD ARIZONA FUND, INC.
                             MUNIYIELD FLORIDA FUND
                         MUNIYIELD MICHIGAN FUND, INC.
                        MUNIYIELD CALIFORNIA FUND, INC.
                    MUNIYIELD CALIFORNIA INSURED FUND, INC.
                   MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                          MUNIYIELD QUALITY FUND, INC.
                        MUNIYIELD QUALITY FUND II, INC..
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
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                (Name of Registrant as Specified in Its Charter)

                                 Same as above
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:
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   |_| Fee paid previously with preliminary materials.

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   |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

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   (2) Form, Schedule or Registration Statement no.:

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   (3) Filing Party:

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   (4) Date Filed:
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

                          MUNIYIELD ARIZONA FUND, INC.
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                        MUNIYIELD QUALITY FUND II, INC.


                      ** IMPORTANT: MEETINGS ADJOURNED **
                             * PLEASE VOTE TODAY *



                                                               June 8, 1999


Dear Stockholders:

         We have previously mailed to you proxy materials relating to the Annual Meeting of Stockholders of your Fund which had been adjourned to May 27, 1999. EACH MEETING HAS BEEN FURTHER ADJOURNED TO JUNE 23, 1999, WITH RESPECT TO PROPOSAL 3 ONLY.

         Your vote for this meeting has not been received.

         Please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience.

         FOR THE REASONS SET FORTH IN THE COMBINED PROXY STATEMENT DATED MARCH 18, 1999, YOUR BOARD BELIEVES THE PROPOSAL IS IN THE BEST INTEREST OF STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE PROPOSAL.

         If you have any questions or need assistance in voting your shares, please call the Fund's proxy solicitor, D.F. King & Co., Inc. toll free at 1-800-859-8508.










================================================================================
                     PLEASE DO NOT DELAY. TIME IS SHORT AND
                            YOUR VOTE IS IMPORTANT.
================================================================================

                          MUNIYIELD ARIZONA FUND, INC.
                             MUNIYIELD FLORIDA FUND
                         MUNIYIELD MICHIGAN FUND, INC.
                        MUNIYIELD CALIFORNIA FUND, INC.
                    MUNIYIELD CALIFORNIA INSURED FUND, INC.
                   MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                          MUNIYIELD QUALITY FUND, INC.
                        MUNIYIELD QUALITY FUND II, INC.


                      ** IMPORTANT: MEETINGS ADJOURNED **
                             * PLEASE VOTE TODAY *


                                                                 June 8, 1999

Dear Stockholders:

         We have previously mailed to you proxy materials relating to the Annual Meeting of Stockholders of your Fund, which had been adjourned to May 27, 1999. EACH MEETING HAS BEEN FURTHER ADJOURNED TO JUNE 23, 1999, WITH RESPECT TO PROPOSAL 3 ONLY.

         Your vote for this meeting has not been received.

         We encourage you to utilize one of the following options today for providing your voting instructions promptly:

         1) By Telephone: Use touch-tone voting by calling 1-800-454-8683. Have the 12 digit control number found on your ballot ready when prompted.
         2) By Internet: Go to website www.proxyvote.com. Enter the 12 digit control number found on your ballot and follow the simple instructions.
         3) By Mail: Sign and date your card. Mail in the postage-paid return envelope provided.

         FOR THE REASONS SET FORTH IN THE COMBINED PROXY STATEMENT DATED MARCH 18, 1999, YOUR BOARD BELIEVES THE PROPOSAL IS IN THE BEST INTEREST OF STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE PROPOSAL.

         If you have any questions or need assistance in voting your shares, please call the Fund's proxy solicitor, D.F. King & Co., Inc. toll free at 1-800-859-8508.



================================================================================
                     PLEASE DO NOT DELAY. TIME IS SHORT AND
                            YOUR VOTE IS IMPORTANT.
================================================================================